CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

                    PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the accompanying Form 10Q of Chugach Electric Association, Inc. for the quarter ended June 30, 2002, I, Michael R. Cunningham, Chief Financial Officer of Chugach Electric Association, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1) such Form 10Q for the quarter ended June 30, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) the information contained in such Form 10Q for the quarter ended June 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Chugach Electric Association, Inc.


              August 13, 2002                   /s/ Michael R. Cunningham
              ---------------
                                                Michael R. Cunningham
                                                Chief Financial Officer